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                                                                    EXHIBIT 23.7


                          LOVE, BOLLUS, LYNCH & ROGERS
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

              10 Mechanic Street * Worcester, Massachusetts 01608
                Telephone 508-755-7107 * Facsimile 508-755-3896















                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the use in this Registration Statement on Form SB (No. 2) of our report, dated July 25, 1997, relating to the financial statements of EnvironPlastics Corporation. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.


                                             /s/ Love, Bollus, Lynch & Rogers
                                             ----------------------------------
                                             Love, Bollus, Lynch & Rogers







Worcester, Massachusetts
January 2, 1998










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